                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 96-8 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                      ---------------------------

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997


                                    CUSIP#'S 393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                    TRUST ACCOUNT #80-4146600
                                    REMITTANCE DATE: 4/15/97

                                                          Total $                   Per $1,000
                                                          Amount                     Original
                                                          -------                   ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                                      $8,210,246.19

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                                    0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                                 8,210,246.19

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(6.25%)                     6.25%
           b. Class A-1 Interest                             251,842.88             3.53463691
           c. Class A-2 Remittance Rate(6.55%)                     6.55%
           d. Class A-2 Interest                             218,333.33             5.45833325
           e. Class A-3 Remittance Rate(6.70%)                     6.70%
           f. Class A-3 Interest                             348,958.33             5.58333328
           g. Class A-4 Remittance Rate(7.00%)                     7.00%
           h. Class A-4 Interest                             565,250.00             5.83333333
           i. Class A-5 Remittance Rate(7.30%)                     7.30%
           j. Class A-5 Interest                             128,966.67             6.08333349
           k. Class A-6 Remittance Rate(7.60%)                     7.60%
           l. Class A-6 Interest                             722,000.00             6.33333333
           m. Class A-7 Remittance Rate (8.05%, unless
              Weighted Average Contract Rate is below
              8.05%)                                               8.05%
           n. Class A-7 Interest                             678,547.92             6.70833337
      (3)  Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                             .00                    .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 2

                                   CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                   TRUST ACCOUNT #80-4146600
                                   REMITTANCE DATE: 4/15/97

                                                    Total $          Per $1,000
                                                     Amount           Original
                                                 --------------     ------------
   (4)  Remaining:
        a. Unpaid Class A Interest
            Shortfall                                       .00              .00
B. Principal
   (5)  Formula Principal Distribution
         Amount                                    3,242,029.50              N/A
        a. Scheduled Principal                       695,177.96              N/A
        b. Principal Prepayments                   2,206,665.49              N/A
        c. Liquidated Contracts                      196,124.33              N/A
        d. Repurchases                                      .00              N/A
        e. Current Month Advanced Principal        1,023,539.96              N/A
        f. Prior Month Advanced Principal           (879,478.24)             N/A

   (6)  Pool Scheduled Principal Balance         574,937,207.90

  (6b)  Adjusted Pool Principal Balance          573,913,667.94     956.44010362
  (6c)  Pool Factor                                  0.95644010
  (7)   Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date            .00
  (8)   Class A Percentage for such Remittance
         Date                                            92.19%
  (9)   Class A Percentage for the following
         Remittance Date                                 92.15%
  (10)  Class A Principal Distribution:
        a. Class A-1                               3,242,029.50      45.50216842
        b. Class A-2                                        .00              .00
        c. Class A-3                                        .00              .00
        d. Class A-4                                        .00              .00
        e. Class A-5                                        .00              .00
        f. Class A-6                                        .00              .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                                                  CUSIP#'S 393505-
                                                  QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                  TRUST ACCOUNT #80-4146600
                                                  REMITTANCE DATE: 4/15/97


                                                   Total $           Per $1,000
                                                   Amount             Original
                                                -------------       ------------
 (11)  Class A-1 Principal Balance              45,111,802.94       633.14811144
 (11a) Class A-1 Pool Factor                        .06331481

 (12)  Class A-2 Principal Balance              40,000,000.00       1000.0000000
 (12a) Class A-2 Pool Factor                       1.00000000

 (13)  Class A-3 Principal Balance              62,500,000.00       1000.0000000
 (13a) Class A-3 Pool Factor                       1.00000000

 (14)  Class A-4 Principal Balance              96,900,000.00       1000.0000000
 (14a) Class A-4 Pool Factor                       1.00000000

 (15)  Class A-5 Principal Balance              21,200,000.00       1000.0000000
 (15a) Class A-5 Pool Factor                       1.00000000

 (16)  Class A-6 Principal Balance             114,000,000.00       1000.0000000
 (16a) Class A-6 Pool Factor                       1.00000000

 (17)  Class A-7 Principal Balance             101,150,000.00       1000.0000000
 (17a) Class A-7 Pool Factor                      1.000000000

 (18)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                               .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 4

                                                   CUSIP#'S 393505-
                                                   QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                   TRUST ACCOUNT #80-4146600
                                                   REMITTANCE DATE: 4/15/97

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date
      (19)  31-59 days                                   3,205,595.43  112

      (20)  60 days or more                              3,505,264.00   92

      (21)  Current Month Repossessions                    897,747.80   32

      (22)  Repossession Inventory                       2,299,528.31   70

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date     .61%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                .50%

(24)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date    .56%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                .64%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5


                                                   CUSIP#'S 393505-
                                                   QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                   TRUST ACCOUNT #80-4146600
                                                   REMITTANCE DATE: 4/15/97
(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                       .02%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date  72,887.86

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance
          Date; may not exceed 2.25%)                                .07%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                         16.12%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance Date
          greater than $7,437,576.00                                 .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by Pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                           7.81%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-8
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 6

                                                     CUSIP NO. 393505QQ8
                                                     TRUST ACCOUNT #80-4146600
                                                     REMITTANCE DATE: 4/15/97


                                                         Total $      Per $1,000
                                                         Amount        Original
                                                       ----------     ----------
CLASS M1 CERTIFICATES
---------------------
(29)  Amount available (including Monthly
      Servicing Fee)                                 2,054,317.56

A.    Interest
(30)  Aggregate interest
      a. Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                              7.85%
      b. Class M-1 Interest                            314,000.00    6.514166667

(31)  Amount applied to Class M-1 Interest
       Deficiency Amount                                      .00              0

(32)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                      .00              0

(33)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                 .00              0

(34)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                 .00              0

B.    Principal
(35)  Formula Principal Distribution Amount                   .00            N/A
      a.  Scheduled Principal                                 .00            N/A
      b.  Principal Prepayments                               .00            N/A
      c.  Liquidated Contracts                                .00            N/A
      d.  Repurchases                                         .00            N/A

(36)  Class M-1 Principal Balance                   48,000,000.00  1000.00000000
(36a) Class M-1 Pool Factor                            1.00000000

(37)  Class M-1 Percentage for such Remittance
      Date                                                   .00%


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE  7.85%,8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                  Page 7


                                                      CUSIP NO. 393505-QR6,QR4
                                                      TRUST ACCOUNT #80-4146600
                                                      REMITTANCE DATE: 4/15/97

                                                        Total $     Per $1,000
                                                        Amount       Original
                                                        -------     ----------
(38) Class M-1 Principal Distribution:
     a. Class M-1 (current)                                .00      0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance
        Date                                               .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date            .00

(40) Class M-1 Percentage for the following
     Remittance Date                                      .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                               1,740,317.56

(2)  Class B-1 Remittance Rate (7.79% unless
     Weighted Average Contract Rate is below 7.95%)      7.95%

(3)  Aggregate Class B1 Interest                    159,000.00      6.62500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                 .00             .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                    .00             .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                     .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                     .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date              .00

(8a) Class B Percentage for such Remittance Date           .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 8
                                                CUSIP NO. 393505 QR6, QR4
                                                REMITTANCE DATE: 4/15/97

                                                          Total $          Per $1,000
                                                           Amount           Original
                                                         ----------        ----------
   (9) Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                     .00

   (10a)  Class B1 Principal Shortfall                            .00

   (10b)  Unpaid Class B1 Principal Shortfall                     .00

   (11)   Class B Principal Balance                     45,051,865.00

   (12)   Class B1 Principal Balance                    24,000,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                         1,581,317.56

(14)  Class B-2 Remittance Rate (8.30%
      unless Weighted Average Contract
      Rate is less than 8.30%)                                  8.30%

(15)  Aggregate Class B2 Interest                          145,608.73      6.91666653

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                       .00             .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall               .00             .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                    .00

(19)  Class B2 Principal Liquidation Loss Amount                  .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                        .00

(21)  Guarantee Payment                                           .00

(22)  Class B2 Principal Balance                        21,051,865.00


         GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
 PASS-THROUGH CERTIFICATES, SERIES 1996-8
          CLASS B2 CERTIFICATES
             MONTHLY REPORT
               MARCH 1997                                                  CUSIP NO. 393505-QR6, QR4
                 Page 9                                                    REMITTANCE DATE: 4/15/97

                                                                          Total $             Per $1,000
                                                                           Amount              Original
                                                                        ------------          ----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                                    240,847.99

(24)  3% Guarantee                                                      1,194,860.84

(25)  Class C Residual Payment                                                   .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                                            .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                                            .00

(28)  Repossessed Contracts                                               897,747.80

(29)  Repossessed Contracts Remaining
      in Inventory                                                      2,299,528.31

(30)  Weighted Average Contract Rate                                        10.32851